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                                                                     EXHIBIT 4.9


                 RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC

                                  $851,000,000

         $210,000,000 8.554% Series A Pass Through Certificates Due 2005 $421,000,000 9.237% Series B Pass Through Certificates Due 2017 $220,000,000 9.681% Series C Pass Through Certificates Due 2026

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

August 24, 2000

CHASE SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
ABN AMRO INCORPORATED
BANC ONE CAPITAL MARKETS, INC.
c/o CHASE SECURITIES INC.
270 Park Avenue, 8th floor
New York, New York 10017

Ladies and Gentlemen:

      THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into this 24th day of August, 2000, among Reliant Energy Mid-Atlantic Power Holdings, LLC, a Delaware limited liability company (the "Company"), Reliant Energy Maryland Holdings, LLC, a Delaware limited liability company ("Reliant Maryland"), Reliant Energy New Jersey Holdings, LLC, a Delaware limited liability company ("Reliant New Jersey"), Reliant Energy Northeast Management Company, a Pennsylvania corporation ("Reliant Northeast") and Reliant Energy Mid-Atlantic Power Services, Inc., a Delaware corporation ("Reliant MidAtlantic"; and together with Reliant Maryland, Reliant New Jersey and Reliant Northeast, the "Guarantors") and Chase Securities Inc, as representative (the "Representative") of the initial purchasers named in
Schedule I (the "Initial Purchasers") to the Purchase Agreement, dated August 17, 2000, between the Company, the Guarantors and the Representative (the "Purchase Agreement"). The Company and the Guarantors are collectively referred to herein as the "Offerors."

      Pursuant to the Purchase Agreement, (i) the Reliant Energy Mid-Atlantic Power Holdings, LLC Series A Pass Through Trust (the "Series A Trust") will issue and you will purchase $210,000,000 aggregate principal amount of its 8.554% Series A Pass Through Certificates due 2005 (the "Series A
Certificates"); (ii) the Reliant Energy Mid-Atlantic Power

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Holdings, LLC Series B Pass Through Trust (the "Series B Trust") will issue and you will purchase $421,000,000 aggregate principal amount of its 9.237% Series B Pass Through Certificates due 2017 (the "Series B Certificates"), and (iii) the Reliant Energy Mid-Atlantic Power Holdings, LLC Series C Pass Through Trust
(the "Series C Trust") will issue and you will purchase $220,000,000 9.681% aggregate principal amount of its 9.681% Series C Pass Through Certificates due 2026 (the "Series C Certificates", and collectively with the Series A Certificates and Series B Certificates, the "Certificates") The Series A Trust, the Series B Trust and the Series C Trust are collectively referred to as the "Trusts." The assets of the Trusts will consist solely of notes (the "Lessor Notes") to be issued by certain owner lessors pursuant to lease indentures related thereto. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

      As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Offerors agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers) of the Certificates, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:

      1. Registered Exchange Offer. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the Securities and Exchange Commission (the "Commission"), the Offerors shall (i) prepare and file with the Commission a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act") with respect to a proposed offer to the Holders of the Certificates (the "Registered Exchange Offer") to issue and deliver to such Holders, in exchange for the Certificates, a like aggregate principal amount of pass through certificates (the "Exchange Securities") that are identical in all material respects to the Certificates, except for the transfer restrictions relating to the Certificates, (ii) use reasonable commercial efforts to cause the Registered Exchange Offer to be consummated no later than 270 calendar days after the date of original issuance of the securities (the "Issue Date") and
(iii) keep the Exchange Offer Registration Statement effective for not less than 30 calendar days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). Each series of Exchange Securities will be issued under the applicable Pass Through Trust Agreement or similar trust agreement (the "Exchange Securities Trust Agreements") among the Company and the Pass Through Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such trust agreement to be identical in all material respects to the Pass Through Trust Agreements, except for the transfer restrictions relating to the Certificates (as described above).

      Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Certificates for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or the Trusts or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Certificates that have, or that are reasonably


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likely to have, the status of an unsold allotment in an initial distribution,
(c) acquires the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, each Holder that is a broker-dealer electing to exchange Certificates, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer.

      If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Certificates acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, upon the request of any such Holder to the Company, the Company shall simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Certificates held by such Holder (the "Private Exchange"), a like aggregate principal amount of pass through certificates (the "Private Exchange Securities") that are identical in all material respects to the Exchange Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same trust agreement as the Exchange Securities, and the Company shall use its reasonable commercial efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

            In connection with the Registered Exchange Offer, the Company shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange Offer open for not less than 30 calendar days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

            (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

            (d) permit Holders to withdraw tendered Certificates at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and


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            (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

      As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company shall:

            (a) accept for exchange all Certificates tendered and not validly withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

            (b) deliver to the Pass Through Trustee for cancellation all Certificates so accepted for exchange; and

            (c) cause the Pass Through Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Certificates of such Holder so accepted for exchange.

      The Offerors shall use their reasonable commercial efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall end upon the earlier of 120 calendar days after the period began and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 calendar days after the consummation of the Registered Exchange Offer.

      The Pass Through Trust Agreements or the Exchange Securities Trust Agreements, as the case may be, shall provide that the Certificates, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Certificates, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

      Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Certificates surrendered in exchange therefor or, if no interest has been paid on the Certificates, from the Issue Date.

      Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Certificates or the Exchange Securities within the meaning of


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the Securities Act and (iii) such Holder is not an affiliate of the Company or the Trusts or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

      Notwithstanding any other provisions hereof, the Company will ensure that
(i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff the Offerors are not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof, or
(ii) any Certificates validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 270 calendar days after the Issue Date, or (iii) any Initial Purchaser so requests within six months after consummation of the Exchange Offer with respect to Certificates or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer, or (iv) any applicable law or interpretations do not permit any Holder to participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer (other than an Exchanging Dealer) does not receive freely transferable Exchange Securities in exchange for tendered Certificates, or (vi) the Company so elects, then the following provisions shall apply:

      (a) The Offerors shall use their reasonable commercial efforts to file as promptly as practicable (but in no event more than 45 calendar days after so required or requested pursuant to this Section 2) with the Commission, and thereafter shall use its reasonable commercial efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement").

      (b) The Offerors shall use their reasonable commercial efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Certificates become eligible for resale pursuant to


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Rule 144 under the Securities Act (without being limited by the volume restrictions of such Rule) (in any such case, such period being called the "Shelf Registration Period"). Except during a Suspension Period, the Offerors shall be deemed not to have used their reasonable commercial efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless such action is required by applicable law

      (c) Notwithstanding any other provisions hereof, the Offerors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when each became effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except during a Suspension Period.

      3. Liquidated Damages. (a) The parties hereto agree that the Holders of Transfer Restricted Securities will suffer damages if the Offerors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the Shelf Registration Statement is not filed with the Commission on or prior to 45 calendar days after so required or requested pursuant to Section 2,
(ii) the Shelf Registration Statement is not declared effective within 270 calendar days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff, if later, within 45 calendar days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 270 calendar days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 270 calendar days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in law or the applicable interpretations of Commission's staff; if later, within 45 calendar days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 30 calendar days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), then, as liquidated damages for such Registration Default, the Company will be obligated to cause the payment of additional interest ("Additional Interest") to the Holders of Transfer Restricted Securities, during the period of one or more such Registration Defaults, in an amount equal to 0.50% per annum on the principal amount of the Lessor Notes until (i) the Shelf Registration Statement is filed, (ii) the Registered Exchange Offer is consummated, (iii) the Shelf Registration


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Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of Additional Interest will cease and the interest rate on the Certificates will be reduced to the interest rate in effect prior to such Registration Defaults. As used herein, the term "Transfer Restricted Securities" means (i) each Certificate until the date on which such Certificate has been exchanged for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) each Exchange Security held by a broker-dealer until the later of the date on which such broker-dealer has sold the Exchange Security and the date on which the purchaser thereof receives from such broker-dealer a copy of the prospectus constituting part of the Exchange Offer Registration Statement, (iii) each Certificate or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) each Certificate or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to cause the payment of Additional Interest to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

      (b) (i) A Registration Default referred to in Section 3(a) shall be deemed not to be continuing in relation to a Shelf Registration Statement or the related prospectus if such Registration Default has occurred solely as a result of the determination by the Company, in its reasonable judgment, upon advice of counsel, that the effectiveness and use of such Shelf Registration Statement or the related prospectus would require the disclosure of material information (including, without limitation, the acquisition or divestiture of assets) which the Company has a bona fide business reason (not including avoidance of its obligations hereunder) for preserving as confidential; provided, however, that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Transfer Restricted Securities for such reason shall last no longer than 45 consecutive calendar days or no more than an aggregate of 90 calendar days during any consecutive twelve month period (whereafter a Registration Default shall occur). Any such period during which the Company is excused from keeping the Shelf Registration Statement effective and usable for offers and sales of Transfer Restricted Securities is referred to herein as a "Suspension Period." Additional Interest will be payable in accordance with
Section 3(a) above from the day following the last day of a Suspension Period until the date on which that Registration Default is cured.

      (ii) A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable as a result of the proviso of the foregoing paragraph and shall end on the date when each Holder of Certificates covered by such Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by
Section 4(j) hereof or is advised in writing by the Company that use of the prospectus may be resumed.


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      (c) The Company shall notify the Pass Through Trustee under the Pass
Through Trust Agreements promptly upon the happening of each and every Registration Default. The Company shall cause the payment of Additional Interest due on the Transfer Restricted Securities by depositing with the Pass Through Trustee, in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Pass Through Trust Agreements and the Certificates, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the Pass Through Trust Agreements and the Certificates to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date of the applicable Registration Default.

      (d) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

      4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

      (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall use its reasonable commercial efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

      (b) The Company shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

            (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;


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            (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

            (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Certificates, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

            (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus included therein in order that the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (c) The Company will make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

      (d) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

      (e) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto, except during a Suspension Period.

      (f) The Company will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

      (g) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each


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Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Company consents to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid.

      (h) Prior to the effective date of any Registration Statement, the Company will use its reasonable commercial efforts to register or qualify, or cooperate with the Holders of Certificates, Exchange Securities or Private Exchange Certificates included therein and their respective counsel in connection with the registration or qualification of, such Certificates, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Certificates, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

      (i) The Company will cooperate with the Holders of Certificates, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Certificates, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Certificates, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

      (j) If (i) any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company is required to maintain an effective Registration Statement or (ii) a Shelf Registration Statement is not effective and usable for more than 45 consecutive days or 90 days, as applicable and in accordance with Section 3(b) hereof, the Company will promptly prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Certificates, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Certificates, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Certificates, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.


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      (l) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

      (m) The Company will cause the Pass Through Trust Agreements or the Exchange Securities Trust Agreements, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

      (n) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

      (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under
Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

      (p) In the case of a Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Transfer Securities pursuant to such Shelf Registration Statement.

      (q) In the case of a Shelf Registration Statement, the Company shall (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold and any underwriter participating in any disposition of Transfer Restricted Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its reasonable commercial efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in connection with such Shelf Registration Statement, provided however, that such persons shall first agree in writing with the Company that, for a period of one year from the receipt of such information, any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries or regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such persons or (iv) such information becomes available to such persons from a source other than the Company and its subsidiaries and such source is not known by such persons to be bound by a confidentiality agreement; and provided, further, that the foregoing inspection and information gathering shall be coordinated by (x) the managing underwriter in connection with any underwritten offering pursuant to a Shelf Registration Statement or (y) the Holder designated by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities in connection with any nonunderwritten offering pursuant to a Shelf Registration Statement, together with one counsel designated by and on behalf of such persons.

      (r) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Certificates, Exchange Securities or Private Exchange Securities, as applicable, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings of the Company, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Certificates, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

      5. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of Dewey Ballantine LLP (in addition to any local counsel) (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith. Each holder shall pay all underwriting discounts, commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Certificates pursuant to the Shelf Registration.

      6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, the Offerors, jointly and severally, shall indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 and Section 7 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Certificates, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder, in accordance with Section 6(c), in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Offerors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any Holders' Information; and provided, further, that with respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Certificates, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Certificates, Exchange Securities or Private Exchange Securities to such person and (B) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 4(d), 4(e), 4(f) or 4(g).

      (b) In the event of a Shelf Registration Statement, each Holder shall indemnify and hold harmless the Offerors and each person, if any, who controls the Offerors within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6(b) and Section 7 as the Offerors), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Offerors may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information furnished to the Company by such Holder, and shall reimburse the Offerors for any legal or other expenses reasonably incurred by the Offerors in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Certificates, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 6(a) or 6(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified patty will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not; in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

      The respective obligations of the Offerors and the Holders in this Section 6 and in Section 7 are in addition to any other liability that the Offerors or the Holders, as the case may be, may otherwise have, including in respect of any breaches of representations, warranties and agreements made herein by any such party.

      7. Contribution. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Certificates, on the one hand, and a Holder with respect to the sale by such Holder of Certificates, Exchange Securities or Private Exchange Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Certificates (before deducting expenses) received by or on behalf of the Company as set forth in the table on the cover of the Offering Circular, on the one hand, bear to the total gross proceeds received by such Holder with respect to its sale of Certificates, Exchange Securities or Private Exchange Securities, on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Offerors or information supplied by the Offerors on the one hand or to any Holders' Information supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7 shall be deemed to include, for purposes of this Section 7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, an indemnifying party that is a Holder of Certificates, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      8. Rules 144 and 144A. The Offerors shall use their reasonable commercial efforts to file the reports required to be filed by them under the Securities Act and the Exchange Act in a timely manner and, if at any time the Offerors are not required to file such reports, they will, upon the written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of such Holder's securities pursuant to Rules 144 and 144A. The Offerors covenant that they will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities, the Offerors shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Offerors to register any of their securities pursuant to the Exchange Act.

      9. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

      No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements,

      10. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Certificates, the Exchange Securities and the Private Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Certificates, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Certificates, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

      (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

            (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 10(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Pass Through Trust Agreements, with a copy in like manner to the Representative;

            (ii) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

            (iii) if to the Offerors, initially at the address of the Company set forth in the Purchase Agreement.

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

      (c) Successors. Assigns and Transferees. (i) This Agreement shall be binding upon the Company and its successors and assigns.

            (ii) If any transferee of any Initial Purchaser shall acquire a Security, in any manner, whether by operation of law or otherwise, by taking and holding such Security, such person shall be conclusively deemed to have agreed to be bound by and to perform all the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

      (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

      (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      (h) Remedies. In the event of a breach by the Offerors or by any Holder of any of their obligations under this Agreement, each Holder or the Offerors, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Offerors of their obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Offerors and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

      (i) No Inconsistent Agreements. The Offerors represent, warrant and agree that (i) they have not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) they have not previously entered into any agreement which remains in effect granting any registration rights with respect to any of their securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, they shall not grant to any person the right to request the Offerors to register any securities of the Offerors under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

      (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company or the Trusts in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

      (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable commercial efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                                Very truly yours,

                                       RELIANT ENERGY MID-ATLANTIC POWER
                                       HOLDINGS, LLC

                                       By:  /s/ James E. Hammelman
                                            ------------------------------------
                                            Name:  James E. Hammelman
                                            Title: Treasurer


                                       RELIANT ENERGY MARYLAND HOLDINGS, LLC

                                       By:  /s/ James E. Hammelman
                                            ------------------------------------
                                            Name:  James E. Hammelman
                                            Title: Treasurer


                                       RELIANT ENERGY NEW JERSEY HOLDINGS, LLC

                                       By:  /s/ James E. Hammelman
                                            ------------------------------------
                                            Name:  James E. Hammelman
                                            Title: Treasurer


                                       RELIANT NORTHEAST MANAGEMENT COMPANY

                                       By:  /s/ James E. Hammelman
                                            ------------------------------------
                                            Name:  James E. Hammelman
                                            Title: Treasurer


                                       RELIANT ENERGY MID-ATLANTIC
                                       POWER SERVICES, INC.

                                       By:  /s/ James E. Hammelman
                                            ------------------------------------
                                            Name:  James E. Hammelman
                                            Title: Treasurer


                               SIGNATURE PAGE TO
                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

Accepted:

CHASE SECURITIES INC.

BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
ABN AMRO INCORPORATED
BANC ONE CAPITAL MARKETS, INC.
By CHASE SECURITIES INC. as Representative
270 Park Avenue, 8th Floor
New York, New York 10017

By: [SIGNATURE ILLEGIBLE]
    ------------------------------
    Authorized Signatory



                               SIGNATURE PAGES TO
                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                         ANNEX A

      Each broker-dealer that receives exchange certificates for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange certificates. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not admit that it is an "underwriter" within the meaning of the Securities Act. Broker-dealers may use this prospectus for resales of exchange certificates received in exchange for certificates where the broker-dealer acquired such as a result of marketmaking activities or other trading activities. We have agreed that, for a period of 120 days after the expiration we will make this prospectus available to any broker-dealer for any such resale. See "Plan of Distribution"

                                                                         ANNEX B

      Each broker-dealer that receives exchange certificates for its own account in exchange for certificates, where the broker-dealer acquired such certificates, as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such exchange certificates. See "Plan of Distribution".

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

      Each broker-dealer that receives exchange certificates for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange certificates. Broker-dealers may use this prospectus for resales of exchange certificates received in exchange for certificates where such certificates were acquired as a result of market-making activities or other trading activities. We have agreed that, for a period of 120 days after the expiration date, we will make this prospectus available to any broker-dealer for use in connection with any such resale. In addition, until _________________, 2000, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

      We will not receive any proceeds from any sale of exchange certificates by broker-dealers. Broker-dealers may sell exchange certificates received for their own account pursuant to the exchange offer in transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange certificates or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Broker-dealers may make any such resale directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such exchange certificates. Any broker-dealer that resells exchange certificates that it received for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange certificates may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of 120 days after the expiration date we will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer other than commissions or concessions of any broker-dealers and will indemnify the holders of the certificates (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act. Each holder must pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such holder's certificates pursuant to a shelf registration statement.

----------

(1) In addition, the legend required by Item 502(b) of Regulation S-K will appear on the back cover page of the exchange offer prospectus.

                                                                         ANNEX D

      [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
          ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:
          Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.